FolioBeyond Enhanced Fixed Income Premium ETF
Schedule of Investments
April 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.6%		Shares	Value
FolioBeyond Alternative Income and Interest Rate Hedge ETF(a)(b)		84,214	$3,099,075
Invesco Senior Loan ETF		102,973	2,133,601
iShares Mortgage Real Estate ETF(c)		27,807	592,011
iShares Short Treasury Bond ETF		9,566	1,056,660
SPDR Bloomberg Short Term High Yield Bond ETF		86,363	2,158,211
VanEck High Yield Muni ETF		32,340	1,629,936
TOTAL EXCHANGE TRADED FUNDS (Cost $10,643,592)			10,669,494

PURCHASED OPTIONS - 0.2%(c)(d)(e)(f)	Notional Amount	Contracts
Call Options - 0.2%
iShares iBoxx $ High Yield Corporate Bond ETF, Expiration: 05/16/2025; Exercise Price: $79.00	$5,109,000	650	13,325

Put Options - 0.0%(g)
iShares 7-10 Year Treasury Bond ETF
Expiration: 05/16/2025; Exercise Price: $89.00	2,401,750	250	125
Expiration: 06/20/2025; Exercise Price: $92.00	2,401,750	250	3,625
Total Put Options			3,750
TOTAL PURCHASED OPTIONS (Cost $25,351)			17,075

SHORT-TERM INVESTMENTS - 1.2%		Shares
Money Market Funds - 1.2%
First American Government Obligations Fund - Class X, 4.25%(h)		126,767	126,767
TOTAL SHORT-TERM INVESTMENTS (Cost $126,767)			126,767

TOTAL INVESTMENTS - 100.0% (Cost $10,795,710)			10,813,336
Other Assets in Excess of Liabilities - 0.0%(g)			3,741
TOTAL NET ASSETS - 100.0%			$10,817,077

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	Non-income producing security.
(e)	Exchange-traded.
(f)	100 shares per contract.
(g)	Represents less than 0.05% of net assets.
(h)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

FolioBeyond Enhanced Fixed Income Premium ETF
Schedule of Written Options
April 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.7)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (0.6)%
iShares iBoxx $ High Yield Corporate Bond ETF, Expiration: 05/16/2025; Exercise Price: $78.00	$(5,109,000)	(650)	$(37,700)
iShares Mortgage Real Estate ETF, Expiration: 05/16/2025; Exercise Price: $20.50	(532,250)	(250)	(23,732)
Total Call Options			(61,432)

Put Options - (0.1)%
iShares 7-10 Year Treasury Bond ETF, Expiration: 06/20/2025; Exercise Price: $94.00	(2,401,750)	(250)	(11,000)
TOTAL WRITTEN OPTIONS (Premiums received $55,799)			$(72,432)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

FolioBeyond Enhanced Fixed Income Premium ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$10,669,494	$—	$—	$10,669,494
Purchased Options	—	17,075	—	17,075
Money Market Funds	126,767	—	—	126,767
Total Investments	$10,796,261	$17,075	$—	$10,813,336

Liabilities:
Investments:
Written Options	$—	$(72,432)	$—	$(72,432)
Total Investments	$—	$(72,432)	$—	$(72,432)

Refer to the Schedule of Investments for further disaggregation of investment categories.